SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                             -----------------------



       Date of Report (Date of earliest event reported): NOVEMBER 24, 2006
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                     Premier Development & Investment, Inc.
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             (Exact name of registrant as specified in its charter)



         NEVADA                     000-33005                 52-2312117
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)


              1605-145 County Rd. #220, Orange Park, Florida  32003
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 200-3341
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS
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     On December 1, 2006, our Board of Directors will meet with our controlling shareholders to discuss and pass resolutions related to: (i) voluntarily discontinuing Securities and Exchange Commission (SEC) filing requirements, (ii) voluntarily delisting our common stock from the public marketplace in a "going private" transaction, (iii) terminating operations at our wholly-owned Players Grille, Inc. subsidiary, and (iv) voluntarily dissolving the Company and the winding up our business activities and existence as a Nevada corporation.

     The need to undertake such actions are directly related to the ongoing litigation by and between Adam Barnett and ourselves. Due to the high cost of ongoing litigation with Mr. Barnett we no longer have legal representation in this matter, nor do we have the resources to retain new legal counsel. Although we continue to believe Mr. Barnett has engaged us in frivolous and extortionistic litigation, we cannot defend ourselves in court without proper legal counsel. Without legal counsel Mr. Barnett is assured to win what is known as a "default judgment" against us. Because such a default judgment would most likely be spectacularly large and unjust to our shareholders and establish a liability we will never be able to overcome, we have deemed the above actions necessary to prevent further losses to be accrued.

     Unless we can secure adequate outside funding within the next two weeks to continue as a going concern and/or reach a workable settlement with Mr. Barnett that allows for the continued existence of Premier, the above outlined actions will be voted on and, very likely, approved by the Board of Directors and controlling shareholders. Without adequate funding and/or a workable settlement with Mr. Barnett, shareholders will lose their entire investment.


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Statements made in this Form 8-K, as well as statements made by the Company in periodic filings with government entities, press releases and other public communications, that reflect management's current assumptions ad estimates of future performance are forward-looking statements made in reliance upon the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those projected, stated or implied by the statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PREMIER DEVELOPMENT & INVESTMENT, INC.
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                                    (Registrant)



Date: November 24, 2006             /s/ J. Scott Sitra
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                                    J. Scott Sitra
                                    President and Chief Executive Officer



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